Exhibit 32

Certification of Pennsylvania Commerce Bancorp, Inc. pursuant to 1850 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of title 18 of the United States Code), each of the undersigned officers of Pennsylvania Commerce Bancorp, Inc. (the "Company") does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2004 (the "Report"), that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly represents, in all material respects, the Company's financial condition and results of operations.



/s/ Gary L. Nalbandian
------------------------------------------------
Gary L. Nalbandian,
Chief Executive Officer


/s/ Mark A. Zody
------------------------------------------------
Mark A. Zody,
Chief Financial Officer



Dated:   August 12, 2004



The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.